Exhibit 99.3

News Release

Graham Corporation ♦ 20 Florence Avenue ♦ Batavia, NY 14020

IMMEDIATE RELEASE

GRAHAM CORPORATION RELEASES NEW STRATEGIC PLAN

EXPECTED TO DRIVE ORGANIC GROWTH AND MARGIN EXPANSION

●	FIVE-YEAR STRATEGY ADVANCES PLANS TO GAIN TRACTION IN NEW MARKETS, INCREASE PENETRATION IN EXISTING MARKETS AND MATURE TO FULL LIFE CYCLE PRODUCT BUSINESS

●	TWO-PRONG APPROACH STRENGTHENS AND REDIRECTS LEGACY HEAT TRANSFER AND VACUUM TECHNOLOGY OPERATIONS AND INVESTS IN ADVANCEMENT OF NEW FLUID AND POWER TECHNOLOGIES BUSINESS

BATAVIA, NY, June 8, 2022 – Graham Corporation (NYSE: GHM), a global leader in the design and manufacture of mission critical fluid, power, heat transfer and vacuum technologies for the defense, space, energy and process industries, announced today its five-year strategic plan that is expected to drive high single digit revenue growth and low double digit to mid-teens adjusted EBITDA margins1.

Daniel J. Thoren, President and CEO, commented, “These are exciting times for Graham as we leverage our business acumen and operational strengths to build a scalable enterprise with stronger earnings potential. Our engineering expertise in complex fluid, power, heat transfer and vacuum systems technologies provides opportunities to expand our business and reach new customers. We have successfully transitioned into a diversified business with a solid defense industry base complemented by our well established refining and petrochemical industry presence. Importantly, we are gaining traction in the advanced energy, specifically hydrogen, and space markets as well.”

Grahams’ strategy takes a two-pronged approach to address the current status of its two operations, which are at different business cycle stages. The Batavia operation is focused on implementing improved processes, enhancing its team with new talent and increasing engagement to drive productivity, profitability and growth. To drive improvement, the Company is establishing a new business system centered on integration, accountability and transparency.

Mr. Thoren added, “Advancing this strategy for our heat transfer and vacuum technology business creates many opportunities for building a stable defense business providing critical equipment to the U.S. Navy while also rethinking how and where we go to market with our commercial products for our refining and petrochemical customers.

“The addition of Barber-Nichols (“BN”) last year was a step change for Graham, enabling a second prong to our strategy to enhance that business’s potential to gain greater market share, expand its product portfolio and address key markets with strong tailwinds.”

1 Forward looking adjusted EBITDA margin is a non-GAAP measure. See the note regarding forward looking non-GAAP measures at the end of this release.

Graham Corporation Releases New Strategic Plan Expected to Drive Organic Growth and Margin Expansion

June 8, 2022

BN had evolved over the last ten years from a custom engineered, prototype manufacturer to a key provider of highly engineered solutions of critical equipment for higher volume applications. The Company believes this has created scalability, greatly improves margins and enables full product lifecycle support – from original design and development through aftermarket refurbishment and repair.

Mr. Thoren concluded, “We see similar potential in our legacy business to advance to a full product lifecycle model. Combined, we believe we have the potential to measurably grow over the next five years and deliver earnings at an even higher rate of growth. We believe this also establishes our platform and approach for further acquisitions and expansion in the future.”

Corporate Strategy and Financial Results Webinar

The Company will host a webinar to discuss its corporate strategy and fourth quarter and fiscal year 2022 financial results tomorrow, June 9, at 11:00 a.m. Eastern Time. Internet webcast link and accompanying slide presentations will be available here: https://ir.grahamcorp.com/.

A question-and-answer session will follow the presentations. Questions may be submitted through the webinar portal or, alternatively, a teleconference number will be provided to ask any questions live at the event.

A webcast replay will be available on the Company’s investor relations website, where a transcript will also be posted once available.

Safe Harbor Regarding Forward Looking Statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as “expects,” “estimates,” “anticipates,” “believes,” “could,” “opportunities,” “potential,” “plan(s),” ”may,” and other similar words. All statements addressing operating performance, events, or developments that Graham Corporation expects or anticipates will occur in the future, including but not limited to, its ability and the timing needed to address challenges in its business, including at the Batavia, NY operations, profitability of future projects, the development and impact of improved processes, the evolution to a full life cycle product business, expected expansion and growth opportunities within its existing and new markets, anticipated revenue, earnings growth and the rate of such growth, adjusted EBITDA margins, profit margins, its ability to improve cost competitiveness and productivity, customer preferences, changes in market conditions in the industries in which it operates, its acquisition and growth strategy, are forward-looking statements. Because they are forward-looking, they should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Graham Corporation’s most recent Annual Report filed with the Securities and Exchange Commission, included under the heading entitled “Risk Factors.”

Graham Corporation Releases New Strategic Plan Expected to Drive Organic Growth and Margin Expansion

June 8, 2022

Should one or more of these risks or uncertainties materialize or should any of Graham Corporation’s underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on Graham Corporation’s forward-looking statements. Except as required by law, Graham Corporation disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this news release.

Forward-Looking Non-GAAP Measures

Forward looking adjusted EBITDA margin is a non-GAAP measures. The Company is unable to present a quantitative reconciliation of this forward-looking non-GAAP financial measure to its most directly comparable forward-looking GAAP financial measure because such information is not available, and management cannot reliably predict the necessary components of such GAAP measure without unreasonable effort largely because forecasting or predicting our future operating results is subject to many factors out of our control or not readily predictable. In addition, the Company believes that such reconciliation would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on the Company’s fiscal 2023 financial results. This non-GAAP financial measure is a preliminary estimate and is subject to risks and uncertainties, including, among others, changes in connection with purchase accounting, quarter-end and year-end adjustments. Any variation between the Company’s actual results and preliminary financial estimates set forth above may be material.

ABOUT GRAHAM CORPORATION

Graham is a global leader in the design and manufacture of mission critical fluid, power, heat transfer and vacuum technologies for the defense, space, energy and process industries. The Graham Manufacturing and Barber-Nichols’ global brands are built upon world-renowned engineering expertise in vacuum and heat transfer, cryogenic pumps and turbomachinery technologies, as well as its responsive and flexible service and the unsurpassed quality customers have come to expect from the Company’s products and systems.

Graham routinely posts news and other important information on its website, www.grahamcorp.com, where additional information on Graham Corporation and its businesses can be found.

FOR MORE INFORMATION, CONTACT:
Christopher J. Thome	Deborah K. Pawlowski
Vice President - Finance and CFO	Kei Advisors LLC
Phone: (585) 343-2216	Phone: (716) 843-3908
dpawlowski@keiadvisors.com